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                                                                    Exhibit 10.2

                         MEDICAL PROPERTIES TRUST, INC.
                           2004 EQUITY INCENTIVE PLAN

             FORM OF AWARD AGREEMENT FOR NON-QUALIFIED STOCK OPTION
                         AWARDED TO INDEPENDENT DIRECTOR

THIS AWARD AGREEMENT (the "Agreement") is made and entered into effective as of _________________, by and between MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (the "Company"), and ____________________ (the "Participant"), pursuant to the Medical Properties Trust, Inc. 2004 Equity Incentive Plan, as it may be amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

                                   WITNESSETH:

WHEREAS, the Participant is an Independent Director; and

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award.

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I AWARD OF OPTION. On the date specified on Exhibit A attached hereto (the "Date of Grant") but subject to the execution of this Agreement, the Company granted to the Participant an Award in the form of a Non-Qualified Stock Option (the "Option") to purchase from the Company the number of shares of Common Stock (the "Shares") set forth on said Exhibit A for the price per Share (the "Option Price") set forth on said Exhibit A.

ARTICLE II EFFECT OF PLAN. The Option is in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which might be adopted by the Board or the Committee with respect to the Plan to the same extent and with the same effect as if set forth fully herein. The Participant hereby acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest in the Option.

ARTICLE III VESTING AND EXERCISEABILITY OF OPTION. The Option shall vest and may be exercised and the Shares may be purchased as the result of such exercise only during the period set forth on Exhibit A attached hereto (the "Exercise Period").

     (a) Accelerated Vesting and Exercisability. Notwithstanding the foregoing provisions of this Paragraph, the Option shall vest and become exercisable with respect to all of the Shares then subject to the Option immediately before the earliest of:

          (i) the occurrence of a Change of Control while the Participant is a Director;
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          (ii) the termination of the Participant's status as a Director on account of the Participant's death; and

          (iii) the effective date of the termination of the Participant's status as a Director on account of the Participant's Permanent Disability.

     (b) Forfeiture With Respect to Unvested Shares. Notwithstanding the foregoing provisions of this Paragraph, immediately upon the effective date of the termination of the Participant's status as a Director (the "Termination Date") for any reason not described in Paragraph 3(a), the Option shall be forfeited and shall not be exercisable with respect to any of the Shares as to which the Option is not vested and exercisable on the Termination Date.

     (c) Exercise Following Termination as Director. Exercise of the Option following the Termination Date shall be subject to the following additional terms and conditions:

          (i) If the Participant's status as a Director terminates on account of the Participant's death or Permanent Disability, the Option may be exercised with respect to all of the Shares at any time after the Termination Date and on or before the earlier of (1) the first anniversary of the Termination Date and (2) the last day of the Exercise Period.

          (ii) If the Participant's status as a Director terminates for any reason other than the Participant's death or Permanent Disability, the Option may be exercised with respect to the Shares which, as of the Termination Date, are vested and exercisable at any time after the Termination Date and on or before the earlier of (i) the last day of the three (3) month period immediately following the Termination Date and (ii) the last day of the Exercise Period.

          (iii) Notwithstanding any other provision hereof, in no event may the Option be exercised at any time after the Termination Date with respect to any Shares as to which the Option was not vested and exercisable on the Termination Date.

ARTICLE IV METHOD OF EXERCISE. The Option shall be exercised only by compliance with the applicable provisions of Article 5 of the Plan. Upon demand by the Company, the Participant shall deliver to the Company, at the time of any complete or partial exercise of the Option, a written representation that the Shares being acquired upon such exercise are being acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, the delivery of such representation prior to the delivery of any Shares issued upon exercise of the Option and prior to the expiration of the Exercise Period shall be a condition precedent to the right of the Participant or any other persons to purchase Shares hereunder.

ARTICLE V SURRENDER OF AGREEMENT ON EXERCISE. In case of any exercise of the Option, this Agreement shall be surrendered to the Company. The Company shall thereupon cause to be issued and delivered to the Participant (or, in the event of a cashless exercise, to the Participant's broker-dealer), as soon as reasonably may be done in accordance with the terms of the Plan, a certificate or certificates representing the Shares so purchased and fully paid for. In the event of a partial exercise of the Option, the Company shall endorse on Exhibit B attached hereto the fact that the Option has been partially exercised on such date, setting forth the number of Shares as to which the Option has been exercised on such date and the number of Shares then remaining subject to the Option, and return this Agreement to the Participant.


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ARTICLE VI NO ASSIGNMENT. The Option is personal to the Participant and may not in any manner or respect be assigned or transferred otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant.

ARTICLE VII AUTHORITY OF COMMITTEE. Notwithstanding any provision of the Plan or of this Award Agreement to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to (a) accelerate the vesting and exercisability of the Option including, without limitation, acceleration to such a date that would result in the Option becoming fully and immediately vested and exercisable or (b) waive any restrictions of the Option.

ARTICLE VIII TERMINATION. This Agreement shall terminate on the earliest of:

     SECTION 1. the date on which the Option is exercised with respect to all of the Shares then subject to the Option;

     SECTION 2. the date on which the Option is forfeited; and

     SECTION 3. the expiration of the Exercise Period for all of the Shares.

ARTICLE IX GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama, applied without giving effect to any conflict-of-law principles. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

ARTICLE X BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective executors, administrators, personal representatives, legal representatives, heirs, and successors in interest.

ARTICLE XI COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and such counterparts shall, together, constitute and be one and the same instrument.

ARTICLE XII WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the grant or exercise of the Option. With respect to withholding required upon the exercise of the Option, the Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date as of which the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                    [Signatures to appear on following page]


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IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Agreement as of the day and year first written above.

                                        MEDICAL PROPERTIES TRUST, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------


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                                    EXHIBIT A

                                       TO

AWARD AGREEMENT, dated as of ________________________, between MEDICAL PROPERTIES TRUST, INC. and ___________________________.

          (1)  Date of Grant:

          (2)  Total Shares Subject to Option:

          (3)  Option Price per Share:

          (4)  Vesting Schedule:

 Number of Shares
Exercisable During     First Day of      Last Day of
 Exercise Period     Exercise Period   Exercise Period
------------------   ---------------   ---------------

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                                    EXHIBIT B

                                       TO

AWARD AGREEMENT, dated _____________________, between MEDICAL PROPERTIES TRUST, INC. and ______________________________.

                                PARTIAL EXERCISE

 Date of   No. of Shares   No. of Shares     Signature of
Exercise     Purchased       Remaining     Endorsing Officer
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

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